UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2015

ROYAL ENERGY RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52547	11-3480036
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	file number)	Identification Number)

56 Broad Street, Suite 2, Charleston, SC 29401

(Address of principal executive offices) (Zip Code)

(843) 900-7693

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into Material Definitive Agreement.

On April 13, 2015, Royal Energy Resources, Inc. (“Royal” or the “Company”) entered into a Securities Exchange Agreement with Wastech, Inc., an Oklahoma corporation (“Wastech”) to acquire, at Closing, the 1,000 issued and outstanding membership units of Blaze Minerals, LLC, a West Virginia limited liability company (the “Subsidiary”), all of which units (the “Subsidiary Units”) are beneficially owned by Wastech. Closing is scheduled to occur no later than April 19, 2015.

The sole asset of the Subsidiary consists of 40,976 net acres of coal and coalbed methane, located across 22 counties in West Virginia (the “Mineral Rights”). Royal proposes to acquire, at Closing, all of the Subsidiary Units in exchange for the issuance of shares of Royal common stock, $0.00001 par value, with a market value of $26,634,400 on the date of Closing, based upon a $650 per acre of Mineral Rights. Notwithstanding the foregoing, in no event shall the amount of common stock issuable to Wastech be less than 2,074,493 shares.

Section 2 – Financial Information

Item 2.01 Completion of acquisition or disposition of assets

On April 17, 2015, the Company completed the acquisition of Subsidiary Units and issued 2,803,621 shares of its common stock, based upon a market price of Royal common stock of $9.50 per share in the date of Closing. (See Item 1.01 herein).

On April 20, 2015, the Company exercised its put option to acquire 49,000 shares of its Series A Preferred Stock owned by Mr. Roth, former principal shareholder of the Company, in exchange for the Company’s subsidiaries, S.C. Golden Carpathan Resources, S.R.L., a Romanian corporation, and Development Resources, Inc., a Delaware corporation. The 49,000 shares of Series A Preferred Stock were cancelled.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

On April 17, 2015, the Company issued 2,803,621 shares of its common stock, $0.00001 par value, in exchange for the Subsidiary Units. (See Item 1.01 and 2.01 herein).

The shares were issued pursuant to an exemption from registration under Section 4(2) promulgated under the Securities Act of 1933, as amended.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. The Company does not believe that it is required to file financial information relating to the acquisition of the Subsidiary Units because the Subsidiary’s sole asset consists of the Mineral Rights, which have no or nominal leasing history. See Sections 2305.4 and 2330.10 of the Financial Reporting Manual of the Division of Corporation Finance, updated January 12, 2015.

(b)	Pro forma financial information. Not applicable.

(c)	Shell company transaction. Not applicable.

(d)	Exhibits.

Exhibit No.	Description

10.1	Securities Exchange Agreement dated April 13, 2015 between Royal Energy Resources, Inc. and Wastech, Inc.

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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYAL ENERGY RESOURCES, INC.

Date: April 21, 2015	By:	/s/ William L. Tuorto
William L. Tuorto, Chief Executive Officer

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